EXHIBIT 24


                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ RICHARD D. KINDER
                                        Richard D. Kinder

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ RONALD L. KUEHN, JR.
                                        Ronald L. Kuehn, Jr.

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ ROBERT J. LANIGAN
                                        Robert J. Lanigan

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ MAX L. LUKENS
                                        Max L. Lukens

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ MARTIN B. MCNAMARA
                                        Martin B. McNamara

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ KRISTIAN SIEM
                                        Kristian Siem

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ FRIDTJOF LORENTZEN
                                        Fridtjof Lorentzen

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ REIDAR LUND
                                        Reidar Lund

                            TRANSOCEAN OFFSHORE INC.

                               POWER OF ATTORNEY

           WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a related prospectus or prospectuses, with such amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents and instruments relating to the Registration Statement, in each case as may be necessary, advisable or appropriate in connection with the registration of securities of the Company, including debt securities, shares of preferred stock, par value $.10 per share, warrants to purchase debt securities or preferred stock and shares of common stock, par value $.01 per share, of the Company;

           NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto and the prospectus or prospectuses referred to above, any and all amendments thereto (including post-effective amendments), any supplement or supplements thereto and any and all documents and instruments necessary, advisable or appropriate or in connection therewith, as said attorney or attorneys shall deem necessary, advisable or appropriate in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of March, 1997.


                                        /s/ EINAR KLOSTER
                                        Einar Kloster